UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2014

DATARAM CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 571, P.O. Box 7258, Princeton, NJ	08543-7528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 2, 2014, Dataram Corporation (the “Company”) received notification from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that the Company has demonstrated compliance with the applicable stockholders’ equity requirement and all other applicable requirements for continued listing on The NASDAQ Capital Market. As a result, the Company’s securities will continue to trade on The NASDAQ Capital Market and NASDAQ’s listing review has been closed.

Item 7.01 Regulation of FD Disclosure.

On December 3, 2014, the Company issued a press release announcing its receipt of the NASDAQ compliance determination. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION
(Registrant)

Date: December 3, 2014
/s/ MARC P. PALKER
(Signature)
Marc P. Palker
Chief Financial Officer